EXHIBIT 10.2

                               FOURTH AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------


         THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT is dated October 6, 2004, to be effective as of September 26, 2004 (this "AMENDMENT"), by and among OVERHILL FARMS, INC., a Nevada corporation (the "COMPANY"), the entities from time to time parties thereto as Guarantors and LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership (the "PURCHASER").

                                 R E C I T A L S
                                 ---------------

         A. The Company, the entities from time to time parties thereto as Guarantors and the Purchaser are parties to that certain Second Amended and Restated Securities Purchase Agreement dated as of April 16, 2003, as amended by a First Amendment to Second Amended and Restated Securities Purchase Agreement dated as of May 16, 2003, a Second Amendment to Second Amended and Restated Securities Purchase Agreement dated as of June 19, 2003, and a Third Amendment to Second Amended and Restated Securities Purchase Agreement dated as of October 31, 2003 (as so amended, the "SECURITIES PURCHASE AGREEMENT"). Unless otherwise indicated, capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Securities Purchase Agreement.

         B. On May 27, 2004, the Purchaser agreed to permit the Company to (i) exclude $150,000 of Capital Expenditures incurred by the Company in the Fiscal Quarter ended June 27, 2004, in connection with the purchase and relocation of spiral freezers, from Fixed Charges for purposes of calculating the minimum Fixed Charge Coverage Ratio for the trailing three consecutive Fiscal Quarters ended June 27, 2004, and (ii) increase the maximum amount of Capital Expenditures permitted to be incurred by the Company in the Fiscal Quarter ended June 27, 2004, by such $150,000 of Capital Expenditures.

         C. The Company has requested that the Purchaser eliminate the application of any Interest Rate Event to the Fiscal Quarters ending September 26, 2004 and January 2, 2005 (by amending the definition of Interest Rate Measurement Period), and amend certain financial covenants as provided for herein, and the Purchaser is willing to do so, but only on the terms and subject to the conditions set forth herein.

         D. In addition, Pleasant Street and the Company are entering into certain amendments to the PSI Senior Credit Agreement and other Senior Credit Documents as provided for therein.

                                A G R E E M E N T
                                -----------------

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. AMENDMENTS TO SECURITIES PURCHASE AGREEMENT. Effective on and as of the Fourth Amendment Effective Date (as defined in the Securities Purchase Agreement, as amended by this Amendment), pursuant to Section 12.3 of the Securities Purchase Agreement, the Securities Purchase Agreement shall be amended as follows:

                  (a) Section 1.1 of the Securities Purchase Agreement shall be amended by adding the following new definitions to Section 1.1 in alphabetical order:

                           "'DEFAULT RATE' shall have the meaning set forth in
                  the November 1999 Note or any other Note, as applicable."

                           "'FISCAL MONTH' shall mean any of the monthly
                  accounting periods of the Company."

                           "'FOURTH AMENDMENT' shall mean that certain Fourth
                  Amendment to Second Amended and Restated Securities Purchase Agreement dated October 6, 2004, to be effective as of September 26, 2004, among the parties."

                           "'FOURTH AMENDMENT EFFECTIVE DATE' shall mean
                  September 26, 2004."

                           "'INCREMENTAL SENIOR TERM B LOAN PRINCIPAL PAYDOWN'
                  shall have the meaning set forth in the PSI Senior Credit Agreement."

                           "'INTEREST RATE EVENT MEASUREMENT PERIOD' shall have
                  the meaning set forth in the November 1999 Note or any other Note, as applicable."

                  (b) Section 1.1 of the Securities Purchase Agreement shall be further amended by amending the following existing definitions to read in their entirety as follows, respectively:

                           "'ADJUSTED CURRENT LIABILITIES' shall mean, at any
                  time, (i) all Indebtedness and other liabilities of the Company that are classified as 'current liabilities' at such time in accordance with GAAP, MINUS (ii) all Indebtedness owing to Levine Leichtman Capital Partners, II, L.P., in its capacity as the Purchaser, at such time, if and only to the extent such Indebtedness is classified at such time as a 'current liability' in accordance with GAAP."

                           "'FIXED CHARGES' shall mean, for any period and
                  without duplication, the sum of (i) Cash Interest Expense;
                  (ii) scheduled payments of principal on any Indebtedness of the Company and its Subsidiaries, excluding (a) scheduled payment at maturity of principal on the Term Loans and (b) the Incremental Senior Term B Loan Principal Paydown; (iii) scheduled Capitalized Lease Obligations of the Company or any of its Subsidiaries for such period representing principal;

                  (iv) Taxes estimated to be paid by the Company and its Subsidiaries (after giving effect to the net operating loss carryforward of TreeCon, if any, for any period ending on or prior to the Spin-Off Effective Date); (v) cash dividends or distributions, if any, paid by the Company or any of its Subsidiaries; (vi) Capital Expenditures; and (vii) with respect to any period ended on or before the Spin-Off Effective Date, all Tax Sharing Cash Payments, in each of clauses (i) through (vii) for such period."

                           "'INTERCREDITOR AGREEMENT' shall mean a Second
                  Amended and Restated Intercreditor and Subordination Agreement dated as of April 16, 2003, between the Senior Lender and the Purchaser, as amended by a First Amendment to and Consent under Second Amended and Restated Intercreditor and Subordination Agreement dated as of October 31, 2003, and as supplemented by a Consent under Second Amended and Restated Intercreditor and Subordination Agreement dated October 6, 2004, to be effective as of September 26, 2004, as further amended or supplemented from time to time."

                           "'NOVEMBER 1999 NOTE' shall mean that certain Second
                  Amended and Restated Secured Senior Subordinated Note Due 2006 dated as of October 31, 2003, in the aggregate principal amount of $28,858,000, as amended by an Amendment to Second Amended and Restated Secured Senior Subordinated Note Due 2006 dated October 6, 2004, to be effective as of September 26, 2004, which amends and restates that certain Amended and Restated Secured Senior Subordinated Note Due 2004 dated as of October 29, 2002, as amended by an Amendment to Amended and Restated Secured Senior Subordinated Note Due 2004 dated as of April 4, 2003, which, in turn, amends and restates that certain Secured Senior Subordinated Note Due 2004 dated November 24, 1999, as amended, in the original principal amount of $28,000,000, as further amended from time to time."

                           "'SENIOR CREDIT AGREEMENT' shall mean (i) that
                  certain Second Amended and Restated Loan and Security Agreement dated as of April 16, 2003 (the "PSI SENIOR CREDIT AGREEMENT"), among the Company, Overhill Ventures and Pleasant Street, as the assignee of UBOC, as amended by a First Amendment dated as of May 16, 2003, a Second Amendment dated as of June 19, 2003, a Third Amendment dated as of October 31, 2003, and a Fourth Amendment dated October 6, 2004, to be effective as of September 26, 2004, as further amended from time to time, subject to the terms of the Intercreditor Agreement, or (ii) such other loan or credit agreement entered into by the Company and any other Senior Lender in connection with a refinancing of the Senior Indebtedness owing to PSI under the PSI Senior Credit Documents (the "OTHER SENIOR CREDIT AGREEMENT"), subject to SECTION 9.10(B). The PSI Senior Credit Agreement amends and restates the UBOC Senior Credit Agreement."

                  (c) The preamble to Section 9.14 (Financial Covenants) of the Securities Purchase Agreement shall be amended to read in its entirety as follows:

                           "9.14 FINANCIAL COVENANTS. Until the monetary
                  Obligations under the Note have been paid in full, the Company shall perform, comply with and observe each of the covenants set forth in this Section 9.14 (it being understood that references to the 'Period' covering the 'Trailing four consecutive Fiscal Quarters ending in December 2004' should in fact be references to the 'Period' covering the 'Trailing four consecutive Fiscal Quarters ending January 2, 2005')."

                  (d) Clause (b) (Minimum Fixed Charge Coverage Ratio) of
Section 9.14 (Financial Covenants) of the Securities Purchase Agreement shall be amended by adding the following sentence immediately following the table set forth therein:

                           "For purposes of calculating the Fixed Charge
                  Coverage Ratio for any of the "Periods" set forth in the foregoing table that includes the Fiscal Quarter ended June 27, 2004, there shall be excluded from Fixed Charges for such Fiscal Quarter up to $150,000 of Capital Expenditures incurred by the Company in such Fiscal Quarter solely in connection with the purchase and relocation of spiral freezers. For purposes of calculating the Fixed Charge Coverage Ratio for any of the "Periods" set forth in the foregoing table that includes the Fiscal Quarter ended September 26, 2004, there shall be excluded from Fixed Charges for such Fiscal Quarter up to $350,000 of Capital Expenditures incurred by the Company in such Fiscal Quarter solely in connection with the purchase and relocation of spiral freezers."

                  (e) Clause (d) (Maximum Capital Expenditures) of Section 9.14 (Financial Covenants) of the Securities Purchase Agreement shall be amended to read in its entirety as follows:

                           "(d) MAXIMUM CAPITAL EXPENDITURES. Capital
                  Expenditures shall not exceed $300,000 in any Fiscal Quarter; PROVIDED, HOWEVER, that:

                                    (i) if (A) the Company prepares and
                           furnishes to the Purchaser a "payback" analysis of Capital Expenditures it proposes to make or incur in any Fiscal Quarter in excess of such maximum Fiscal Quarterly amount, (B) the Purchaser has at least five
                           (5) Business Days to review such analysis and (C) if satisfied with such analysis in its sole discretion, the Purchaser consents in writing to such excess amount(s) prior to the incurrence thereof, then the Company may make or incur such excess Capital Expenditures in such Fiscal Quarter; and

                                    (ii) in addition to the $300,000 of Capital
                           Expenditures the Company may incur in any Fiscal Quarter as provided above, (A) the Company may incur an aggregate of $850,000 of Capital Expenditures in the Fiscal Year ending September 26, 2004, to expand its "mandarin chicken" manufacturing line, (B) the Company may incur an aggregate of $150,000 of Capital Expenditures in the Fiscal Quarter ended June 27, 2004, solely in connection with the purchase and relocation of spiral freezers and (C) the Company may incur an aggregate of $350,000 of Capital Expenditures in the Fiscal Quarter ending September 26, 2004, solely in connection with the purchase and relocation of such spiral freezers."

                  (f) Clause (g) (Minimum Net Working Capital) of Section 9.14 (Financial Covenants) of the Securities Purchase Agreement shall be amended to read in its entirety as follows:

                           "(g) MINIMUM NET WORKING CAPITAL. For each of the
                  Fiscal Months listed in the table below, Net Working Capital at the end of each such Fiscal Month shall not be less than the amount set forth opposite each such Fiscal Month:

                                                             Minimum Net
                     Fiscal Month                          Working Capital
                     ------------                          ---------------
                     September 2004......................   $11,165,000
                     October 2004........................    11,067,500
                     November 2004.......................    10,970,000
                     December 2004.......................    10,972,500
                     January 2005........................    10,775,000
                     February 2005.......................    11,044,445
                     March 2005..........................    11,413,890
                     April 2005..........................    11,583,335
                     May 2005............................    11,852,780
                     June 2005...........................    12,322,225
                     July 2005...........................    12,391,670
                     August 2005.........................    12,661,115
                     September 2005......................    13,030,560
                     October 2005........................    12,400,005
                     November 2005.......................    12,500,005
                     December 2005.......................    12,700,005
                     January 2006........................    12,500,005
                     February 2006.......................    12,600,005
                     March 2006..........................    13,000,005
                     April 2006..........................    13,200,005
                     May 2006............................    13,400,005
                     June 2006...........................    13,700,005
                     July 2006...........................    13,800,005
                     August 2006.........................    14,000,005
                     September 2006......................    14,300,005

                  (g) Each of the Disclosure Schedules to the Securities Purchase Agreement, the Security Agreement and the PTC Security Agreement listed in EXHIBIT A attached hereto shall be amended by the Disclosure Schedules attached to EXHIBIT A as provided for in such amended Disclosure Schedules (it being understood that such amended Disclosure Schedules shall update the corresponding Disclosure Schedules through and including the Fourth Amendment Effective Date).

         2. CONDITIONS PRECEDENT TO AMENDMENTS. The effectiveness of the amendments set forth in Section 1 as of the Fourth Amendment Effective Date shall be subject to the satisfaction, in the Purchaser's sole discretion, of each of the following conditions precedent:

                  (a) FOURTH AMENDMENT EFFECTIVE DATE. All of the conditions precedent set forth in this Section 2 shall have been satisfied effective as of the Fourth Amendment Effective Date.

                  (b) AMENDED INVESTMENT DOCUMENTS. The Purchaser shall have received the following closing documents, each effective as of the Fourth Amendment Effective Date (collectively, and together with this Amendment, the "FOURTH AMENDMENT DOCUMENTS"):

                           (i) AMENDMENT TO INTERCREDITOR AGREEMENT. A First
Amendment to and Consent Under Second Amended and Restated Intercreditor and Subordination Agreement, in form and substance satisfactory to the Purchaser, duly executed by the Company; and

                           (ii) AMENDMENT TO NOVEMBER 1999 NOTE. An amendment to
the November 1999 Note, in form and substance satisfactory to the Purchaser, duly executed by the Company.

                  (c) AMENDMENT TO PSI SENIOR CREDIT AGREEMENT. The Senior Lender and the Company shall have entered into a fourth amendment to the PSI Senior Credit Agreement, in form and substance satisfactory to the Purchaser.

                  (d) REPRESENTATIONS AND WARRANTIES. The Purchaser shall have received from the Company an Officers' Certificate, in form and substance satisfactory to the Purchaser, effective as of the Fourth Amendment Effective Date and duly executed by the President and Chief Executive Officer and the Chief Financial Officer of the Company, to the effect that (i) after giving effect to the execution, delivery and performance of this Amendment and the other Fourth Amendment Documents and the amended Disclosure Schedules attached as EXHIBIT A hereto, each of the representations and warranties of the Company contained in the Securities Purchase Agreement, the Security Agreement and the PTC Security Agreement was true and correct on and as of the date made and was true and correct on and as of the Fourth Amendment Effective Date, with the same effect as if made on and as of the Fourth Amendment Effective Date; (ii) each of the covenants and agreements of the Company required to be performed or satisfied under this Amendment on or before the Fourth Amendment Effective Date has been performed or satisfied on or before the Fourth Amendment Effective Date; (iii) the Company has satisfied or fulfilled each of the conditions precedent set forth in this Section 2; (iv) no Default or Event of Default has occurred and is continuing or will result from the execution, delivery or performance of this Amendment or any other Fourth Amendment Document and (v) since September 28, 2003, no Material Adverse Change has occurred other than as previously disclosed to the Purchaser in writing or as previously disclosed in the Company's SEC Documents.

                  (e) [INTENTIONALLY OMITTED.]

                  (f) REIMBURSEMENT OF FEES AND EXPENSES. The Company shall have reimbursed the Purchaser for all actual and estimated fees, costs and expenses, including attorneys' fees and expenses, incurred or to be incurred by the Purchaser and remaining unpaid as of the Fourth Amendment Effective Date, as required under the Investment Documents, including the fees and expenses incurred or to be incurred in connection with the preparation, execution, delivery and performance of this Amendment and the other Fourth Amendment Documents and the consummation of the transactions contemplated hereby and thereby.

                  (g) CONSENTS. The Company shall have obtained or made all Consents required to be obtained from all Governmental Authorities and other Persons in connection with the execution, delivery and performance of this Amendment and the other Fourth Amendment Documents, and the Purchaser shall have approved the terms and conditions thereof.

                  (h) CERTIFIED BOARD RESOLUTIONS. The Purchaser shall have received a Secretary's Certificate from the Company, in form and substance satisfactory to the Purchaser, duly executed by the Secretary of the Company and effective as of the Fourth Amendment Effective Date, certifying as to (i) the charter of the Company, as amended, (ii) the bylaws of the Company, as amended, and (iii) the resolutions of the Board of Directors of the Company approving the execution, delivery and performance of this Amendment and each of the other Fourth Amendment Documents and the consummation of the transactions contemplated hereby and thereby.

                  (i) GOOD STANDING CERTIFICATES. The Purchaser shall have received (i) a corporate good standing certificate and a tax good standing certificate, if available, for the Company from the Secretary of State of the State of Nevada and Nevada taxing authority, (ii) a corporate good standing certificate and a tax good standing certificate for the Company from the Secretary of State of the State of California and the Franchise Tax Board of the State of California, respectively, and (iii) a corporate good standing certificate and a tax good standing certificate, if available, of the Company from the Secretaries of State or similar governmental authority of each jurisdiction in which the Company is required to be qualified to transact business as a foreign corporation or other entity, in each case dated as of a recent practicable date.

                  (j) CERTIFIED FINANCIAL PROJECTIONS. The Company shall have delivered to the Purchaser, and the Purchaser shall have approved, consolidated financial projections of the Company for the two-year period commencing September 27, 2004, and ending on the last day of the Fiscal Year ending in September 2006. Such financial projections shall be prepared in accordance with the requirements of Section 8.3(d) of the Securities Purchase Agreement and, among other things, shall specify the assumptions on which they are based and shall be made in good faith. The financial projections shall be accompanied by an Officers' Certificate, in form and substance satisfactory to the Purchaser, duly executed by the President and Chief Executive Officer and the Chief Financial Officer of the Company, certifying as to the assumptions on which such financial projections are based.

                  (k) LEGAL PROHIBITIONS. The consummation of the transactions contemplated by this Amendment and the other Fourth Amendment Documents shall not be prohibited by or violate any Applicable Laws and shall not subject any party to any Tax, penalty or liability, under or pursuant to any Applicable Laws.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce the Purchaser to enter into this Amendment, the Company represents and warrants to the Purchaser as follows:

                  (a) AUTHORIZATION; BINDING EFFECT. The Company has the full power and authority to enter into, deliver and perform its obligations under this Amendment and the other Fourth Amendment Documents. The execution, delivery and performance by the Company of this Amendment and the other Fourth Amendment Documents and the consummation of the other transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of the Company. This Amendment has been, and as of the Fourth Amendment Effective Date each of the Fourth Amendment Documents will be, duly executed and delivered by the Company. This Amendment constitutes, and as of the Fourth Amendment Effective Date each of the Fourth Amendment Documents will constitute, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability and except as rights of indemnity or contribution may be limited by federal or state securities or other laws or the public policy underlying such laws.

                  (b) NO CONFLICT. The execution, delivery and performance by the Company of this Amendment and the other Fourth Amendment Documents and the consummation of the transactions contemplated hereby and thereby do not and will not violate or conflict with, or cause a default under, or give rise to a right of termination under, (i) the charter or bylaws of the Company, as in effect on the date hereof; (ii) any Applicable Laws; or (iii) any term of any material contract, indenture, note, mortgage, instrument, agreement or other document to which the Company is a party or by which any of its properties or assets are bound.

                  (c) RANK; OBLIGATIONS. No Indebtedness of the Company ranks senior to the Indebtedness evidenced by the November 1999 Note other than the Senior Indebtedness. No Indebtedness of the Company ranks PARI PASSU with any Indebtedness evidenced by the November 1999 Note. Immediately following the closing of the transactions contemplated hereby, there will be no agreement, indenture, instrument or other document to which the Company is a party or by which it or they are bound that requires the subordination in right of payment or rights upon liquidation of any Obligations to Purchaser (including principal, interest, premium, if any, or other amounts under the November 1999 Note) to the repayment of any other existing or future Indebtedness or other obligations of the Company other than the Senior Indebtedness.

                  (d) NO CONSENTS. Neither the Company nor any of its Affiliates is required to obtain from or make with any Governmental Authority or any other Person any Consent in connection with execution, delivery or performance of this Amendment or any other Fourth Amendment Document or for the purpose of maintaining in full force and effect any Licenses and Permits of the Company, except where the failure to obtain or make such Consent or maintain any such License or Permit, as the case may be, could not have a Material Adverse Effect. There are no orders, decrees, judgments, injunctions or rulings of any Governmental Authority against the Company or any of its assets.

                  (e) REPRESENTATIONS AND WARRANTIES. After giving effect to the amended Disclosure Schedules attached as EXHIBIT A hereto, each of the representations and warranties of the Company contained in the Securities Purchase Agreement, the Security Agreement and the PTC Security Agreement is true and correct in all material respects (it being understood that Overhill Ventures has been liquidated, wound up and dissolved and the Company has no Subsidiaries).

                  (f) NO DEFAULT. No Default or Event of Default has occurred and is continuing or will result from the execution and delivery of this Amendment or the other Fourth Amendment Documents or the consummation of the other transactions contemplated hereby or thereby.

                  (g) COLLATERAL SECURITY. The Liens granted in favor of the Purchaser under the Collateral Documents constitute valid, enforceable, perfected and continuing security interests and Liens in, on and to the Collateral to secure the payment and performance in full of all Obligations, including all Indebtedness under the November 1999 Note and all other Obligations, and such security interests and liens are subject, as to priority, only to the Senior Liens and Permitted Liens to the extent entitled to priority under Applicable Law.

                  (h) NOVEMBER 1999 NOTE. As of the date hereof, the principal amount of the November 1999 Note outstanding is $28,858,000.

         4. CONFIRMATION; FULL FORCE AND EFFECT. The amendments set forth in
Section 1 shall amend the Securities Purchase Agreement on and as of the Fourth Amendment Effective Date, and the Securities Purchase Agreement shall otherwise remain in full force and effect, as amended thereby, from and after the Fourth Amendment Effective Date in accordance with its terms. The Company hereby ratifies, approves and affirms in all respects each of the Securities Purchase Agreement, as amended hereby, the Note, the Collateral Documents (including the Liens granted in favor of the Purchaser under the Collateral Documents) and each of the other Investment Documents, the terms and other provisions hereof and thereof and the Obligations hereunder and thereunder.

         5. NO OTHER AMENDMENTS. This Amendment is being delivered without prejudice to the rights, remedies or powers of the Purchaser under or in connection with the Securities Purchase Agreement, the Note, the Collateral Documents and the other Investment Documents, Applicable Laws or otherwise and, except as expressly provided in Section 1 above, shall not constitute or be deemed to constitute an amendment or other modification of, or a supplement to, the Securities Purchase Agreement or any Investment Document or the obligations of the Company Parties thereunder. In addition, nothing contained in this Amendment is intended to constitute, or shall be construed as, a waiver of any Interest Rate Event, Default or Event of Default, or other breach or violation of the Securities Purchase Agreement, the Note, the Collateral Documents or any other Investment Document, whether past, present or future, or a forbearance by the Purchaser of any of its rights, remedies or powers against the Company Parties (or any of them) or the Collateral. The Purchaser hereby expressly reserves all of its rights, powers and remedies under or in connection with the Securities Purchase Agreement, the Note, the Collateral Documents and the other Investment Documents, whether at law or in equity, including, without limitation, the right to declare all Obligations to be due and payable.

         6. MISCELLANEOUS PROVISIONS.

                  (a) ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Amendment and the other Fourth Amendment Documents constitute the entire understanding and agreement with respect to the subject matter hereof and supersede all prior oral and written, and all contemporaneous oral, agreements and understandings with respect thereto. This Amendment shall inure to the benefit of, and be binding upon, the parties and their respective successors and permitted assigns.

                  (b) GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF).

                  (c) COUNTERPARTS. This Amendment may be executed in one or more counterparts and by facsimile transmission, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.




                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives on the first date written above, to be effective as of the Fourth Amendment Effective Date.

                                      COMPANY
                                      -------

                                      OVERHILL FARMS, INC., a Nevada corporation


                                      By: /s/ James Rudis
                                          --------------------------------------
                                          James Rudis
                                          President and Chief Executive Officer


                                      By: /s/ John Steinbrun
                                          --------------------------------------
                                          John Steinbrun
                                          Senior Vice President and Chief
                                            Financial Officer


                                     PURCHASER
                                     ---------

                                     LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership

                                     By: LLCP California Equity Partners II,
                                         L.P., a California limited partnership,
                                         its General Partner

                                         By: Levine Leichtman Capital Partners,
                                             Inc., its General Partner

                                             By: /s/ Steven E. Hartman
                                                 -------------------------------
                                                 Steven E. Hartman
                                                 Vice President

                                   EXHIBIT A

                          Amended Disclosure Schedules
                          ----------------------------

         Attached hereto are amended, updated versions of the following Disclosure Schedules, which Disclosure Schedules are amended and updated through and including the Fourth Amendment Effective Date (it being understood that all other Disclosure Schedules shall remain unamended and in full force and effect):

     Securities Purchase Agreement
     -----------------------------

     Schedule 3.5 --          Conflicts with Other Instruments; Existing
                              Defaults; Rank
     Schedule 3.10 --         SEC Documents
     Schedule 3.12(a)(i) --   Existing Indebtedness
     Schedule 3.12(a)(iv) --  UCC Financing Statements
     Schedule 3.12(a)(v) --   Payables Aging Schedule
     Schedule 3.14 --         Material Contracts
     Schedule 3.20 --         Legal Action
     Schedule 3.23 --         Licenses and Permits
     Schedule 3.25 --         Real Property
     Schedule 3.31 --         Insurance
     Schedule 3.32 --         Customers
     Schedule 3.33 --         Suppliers
     Schedule 3.35 --         Personal Property Leases
     Schedule 3.36 --         Employment Agreements


     Security Agreement
     ------------------

     Schedule 1 --            Chief Executive Office and Corporate names;
                              Locations of Collateral

     PTC Security Agreement
     ----------------------

     None.